                       SECURITIES AND EXCHANGE COMMISSION


                            WASHINGTON, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                                January 11, 1994
                Date of Report (Date of earliest event reported)



                         UNION PLANTERS CORPORATION
               (Exact name of registrant as specified in charter)



        TENNESSEE                     0-6919                   62-0859007
 ------------------------          -------------         --------------------
 (State of incorporation)          (Commission           (I.R.S. Employer
                                    File Number)          Identification No.)



                      UNION PLANTERS ADMINISTRATIVE CENTER
                          7130 GOODLETT FARMS PARKWAY
                            MEMPHIS, TENNESSEE  38018
                    (Address of principal executive offices)



      Registrant's telephone number, including area code:  (901) 383-6000


                                  Not Applicable
         (Former name or former address, if changed since last report).

ITEM 5. OTHER EVENTS

ACQUISITIONS

     Since December 31, 1992, the Corporation has consummated twelve acquisitions of other financial institutions through January 1, 1994. Additionally, the Corporation currently has pending agreements to acquire six financial institutions which are considered probable. These pending acquisitions are expected to be completed during the first half of 1994 and are subject to regulatory and shareholder approval. There can be no assurance that these approvals will be obtained, that requisite conditions precedent to closing any of the transactions will be satisfied, or that any of the transactions will be consummated.

     Item 7 (b) below presents the pro forma impact of the acquisitions as of September 30, 1993 and for the nine months ended September 30, 1993 and for the twelve months ended December 31, 1992.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS
         AND EXHIBITS

(b)  Pro Forma Financial Information
     Index to Unaudited Pro Forma Financial Information

                                                               PAGE
                                                             --------
       (1) Introduction                                         1

       (2) Unaudited Pro Forma Consolidated Balance
           Sheet as of September 30, 1993                    2 thru 4

       (3) Unaudited Pro Forma Consolidated Statement
           of Earnings for the Nine Months Ended
           September 30, 1993                                5 thru 8

       (4) Unaudited Pro Forma Consolidated Statement
           of Earnings for the Year Ended December 31,
           1992                                              9 thru 14

       (5) Notes to Unaudited Pro Forma Consolidated
           Financial Statements                                 15

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                Union Planters Corporation
                                --------------------------
                                         Registrant




Date:  January 11, 1994         /s/M. Kirk Walters
       ----------------         --------------------------------
                                M. Kirk Walters
                                Senior Vice President, Treasurer
                                and Chief Accounting Officer

                           UNION PLANTERS CORPORATION

             UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

                           UNION PLANTERS CORPORATION
             UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS




INTRODUCTION

     The following presents unaudited consolidated statements of earnings for the nine months ended September 30, 1993 and for the twelve months ended December 31, 1992, and an unaudited consolidated balance sheet as of September 30, 1993. The pro forma financial statements are presented assuming the completed and probable acquisitions listed in Note 1 (identifies the abbreviations for the company names above the columns of the statements) were consummated at the beginning of the earliest period, January 1, 1992. The pro forma financial statements should be read in connection with Union Planters Corporation's (the Corporation) Annual Report on Form 10-K for the year ended December 31, 1992 and its Quarterly Reports on Form 10-Q dated March 31, June 30, and September 30, 1993. Additionally, the pro forma statements should be read in connection with the Corporation's Current Reports on Form 8-K dated September 27 and October 14, 1993 and January 10, 1994, which contain the 1992 audited financial statements and September 30, 1993 interim financial statements for certain of the consummated and probable acquisitions.

          UNION PLANTERS CORPORATION AND SUBSIDIARIES
          UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
          SEPTEMBER 30, 1993
          (Dollars in thousands)

                                                               |---- ACQUISITIONS/----|
                                                                    SALE OF BRANCHES
                                                     UNION                                PRO FORMA
                                                   PLANTERS    CONSUMMATED   PROBABLE       TOTAL
                                                  -----------  -----------  -----------  -----------
          ASSETS
            Cash and due from banks              $   251,679  $     9,033  $       276  $   260,988
            Interest-bearing deposits at financial
              institutions                            35,456        1,485        3,415       40,356
            Federal funds sold and securities
              purchased under agreements to resell   136,487        7,331       19,475      163,293
            Trading account securities, at market    126,308            0            0      126,308
            Loans held for resale                     48,818            0        3,661       52,479
            Securities held for sale                 458,187            0      (26,189)     431,998
            Securities held for investment         2,072,178       75,979      168,698    2,316,855
            Loans, net of unearned income          2,762,660      164,561      310,730    3,237,951
                Allowance for losses on loans        (81,298)      (3,996)      (5,702)     (90,996)
                                                  -----------  -----------  -----------  -----------
                  Net loans                        2,681,362      160,565      305,028    3,146,955

            Premises and equipment                   130,541        6,124        8,965      145,630
            Goodwill and other intangibles            42,628          373        5,556       48,557
            Mortgage servicing rights                  4,149            0            0        4,149
            Other real estate                          5,010          749        1,028        6,787
            Other assets                             146,774        7,426       10,020      164,220
                                                  -----------  -----------  -----------  -----------
                  Total assets                   $ 6,139,577  $   269,065  $   499,933  $ 6,908,575
                                                  ==========   ==========   ==========   ==========

          LIABILITIES AND SHAREHOLDERS' EQUITY
            Deposits
              Noninterest-bearing                $   749,073  $    27,418  $    26,856  $   803,347
              Interest-bearing                     4,432,348      206,823      424,243    5,063,414
                                                  -----------  -----------  -----------  -----------
                  Total deposits                   5,181,421      234,241      451,099    5,866,761
            Short-term borrowings
              Federal funds purchased and
                securities sold under agreements
                to repurchase                        184,780           25            0      184,805
              Other                                    6,441          701            0        7,142
            Federal Home Loan Bank advances          149,257        4,249          600      154,106
            Long-term debt
              Subordinated debentures and notes       74,292            0            0       74,292
              Other                                    3,275        4,874            0        8,149
            Other liabilities                         80,687        3,315        5,149       89,151
                                                  -----------  -----------  -----------  -----------
                  Total liabilities                5,680,153      247,405      456,848    6,384,406
                                                  -----------  -----------  -----------  -----------
            Shareholders' equity
              Preferred stock                        104,548            0            0      104,548
              Common stock                            95,751        6,430       14,288      116,469
              Additional paid-in capital              83,368         (490)         906       83,784
              Retained earnings                      175,757       15,720       27,891      219,368
                                                  -----------  -----------  -----------  -----------
                  Total shareholders' equity         459,424       21,660       43,085      524,169
                                                  -----------  -----------  -----------  -----------
                  Total liabilities and
                    shareholders' equity         $ 6,139,577  $   269,065  $   499,933  $ 6,908,575
                                                  ==========   ==========   ==========   ==========



          See the accompanying notes to the unaudited pro forma consolidated financial statements.

          UNION PLANTERS CORPORATION
          CONSUMMATED ACQUISITIONS COMBINED BALANCE SHEETS
          SEPTEMBER 30, 1993
          (Dollars in thousands)



                                                                                          PRO FORMA    COMBINED
                                                                   FFS          MSB      ADJUSTMENTS     TOTAL
                                                               -----------  -----------  -----------  -----------
          ASSETS
            Cash and due from banks                           $     2,831  $     6,202  $         0 $      9,033
            Interest-bearing deposits at financial
              institutions                                          1,485            0            0        1,485
            Federal funds sold and securities
              purchased under agreements to resell                  1,905        5,426            0        7,331
            Trading account securities, at market                       0            0            0            0
            Loans held for resale                                       0            0            0            0
            Securities held for sale                                    0            0            0            0
            Securities held for investment                         26,474       49,505            0       75,979
            Loans, net of unearned income                          49,582      114,979            0      164,561
                Allowance for losses on loans                      (2,099)      (1,897)           0       (3,996)
                                                               -----------  -----------  -----------  -----------
                  Net loans                                        47,483      113,082            0      160,565

            Premises and equipment                                  1,747        4,377            0        6,124
            Goodwill and other intangibles                              0          373            0          373
            Mortgage servicing rights                                   0            0            0            0
            Other real estate                                          40          709            0          749
            Other assets                                            3,000        4,426            0        7,426
                                                               -----------  -----------  -----------  -----------
                  Total assets                                $    84,965  $   184,100  $         0  $   269,065
                                                               ==========   ==========   ==========   ==========

          LIABILITIES AND SHAREHOLDERS' EQUITY
            Deposits
              Noninterest-bearing                             $     7,817  $    19,601  $         0  $    27,418
              Interest-bearing                                     62,477      144,346            0      206,823
                                                               -----------  -----------  -----------  -----------
                  Total deposits                                   70,294      163,947            0      234,241
            Short-term borrowings
              Federal funds purchased and
                securities sold under agreements
                to repurchase                                           0           25            0           25
              Other                                                     0          701            0          701
            Federal Home Loan Bank Advances                         4,249            0            0        4,249
            Long-term debt
              Subordinated debentures and notes                         0            0            0            0
              Other                                                     0        4,874            0        4,874
            Other liabilities                                       1,364        1,951            0        3,315
                                                               -----------  -----------  -----------  -----------
                  Total liabilities                                75,907      171,498            0      247,405
                                                               -----------  -----------  -----------  -----------
            Shareholders' equity
              Preferred stock                                           0            0            0            0
              Common stock                                            224          880        5,326        6,430
              Additional paid-in capital                            3,756        1,080       (5,326)        (490)
              Retained earnings                                     5,078       10,642            0       15,720
                                                               -----------  -----------  -----------  -----------
                  Total shareholders' equity                        9,058       12,602            0       21,660
                                                               -----------  -----------  -----------  -----------
                  Total liabilities and
                    shareholders' equity                      $    84,965  $   184,100  $         0  $   269,065
                                                               ==========   ==========   ==========   ==========


          See the accompanying notes to the unaudited pro forma consolidated financial statements.

          UNION PLANTERS CORPORATION
          PROBABLE ACQUISITIONS/SALE OF BRANCHES COMBINED BALANCE SHEETS SEPTEMBER 30, 1993
          (Dollars in thousands)

                                                                                                  SALES OF   PRO FORMA    COMBINED
                                        FNBS       TBI       ACB      CBI       EBI       LBI     BRANCHES  ADJUSTMENTS     TOTAL
                                        --------  --------  -------  -------  --------  --------  --------  -----------  -----------
ASSETS
  Cash and due from banks              $  4,600  $  3,296  $ 1,057  $ 1,687  $  1,973  $  3,671  $      0  $   (16,008) $       276
  Interest-bearing deposits at
    financial institutions                1,279         0        0        0       989     1,147         0            0        3,415
  Federal funds sold and securities
    purchased under agreements to resell  2,450         0    2,025      425     4,000    10,575         0            0       19,475
  Trading account securities, at market       0         0        0        0         0         0         0            0            0
  Loans held for resale                       0         0        0        0         0     3,661         0            0        3,661
  Securities held for sale                    0         0        0        0         0     6,750   (32,939)           0      (26,189)
  Securities held for investment         89,825    32,402      809   13,963     9,506    21,172         0        1,021      168,698
  Loans, net of unearned income          67,036    52,468   16,240   32,624    20,800   122,563    (1,001)           0      310,730
      Allowance for losses on loans      (2,889)        0     (466)    (359)     (318)   (1,170)        0         (500)      (5,702)
                                        --------  --------  -------  -------  --------  --------  --------  -----------  -----------
        Net loans                        64,147    52,468   15,774   32,265    20,482   121,393    (1,001)        (500)     305,028

  Premises and equipment                  2,314     3,015      259      894       991     2,269      (343)        (434)       8,965
  Goodwill and other intangibles              0         0        0        0         0         0      (446)       6,002        5,556
  Mortgage servicing rights                   0         0        0        0         0         0         0            0            0
  Other real estate                          67         0      334        0       253       374         0            0        1,028
  Other assets                            4,514     2,015      248      599       685     2,795       (51)        (785)      10,020
                                        --------  --------  -------  -------  --------  --------  --------  -----------  -----------
        Total assets                   $169,196  $ 93,196  $20,506  $49,833  $ 38,879  $173,807  $(34,780) $   (10,704) $   499,933
                                        ========  ========  =======  =======  ========  ========  ========  ===========  ===========
LIABILITIES AND SHAREHOLDERS' EQUITY
  Deposits
    Noninterest-bearing                $ 15,128  $  3,933  $ 2,283  $ 4,471  $  4,939  $      *  $ (3,898) $         0  $    26,856
    Interest-bearing                    138,793    79,133   16,561   41,011    27,270   152,109   (30,634)           0      424,243
                                        --------  --------  -------  -------  --------  --------  --------  -----------  -----------
        Total deposits                  153,921    83,066   18,844   45,482    32,209   152,109   (34,532)           0      451,099
  Short-term borrowings
    Federal funds purchased and
      securities sold under
      agreements to repurchase                0         0        0        0         0         0         0            0            0
    Other                                     0         0        0        0         0         0         0            0            0
  Federal Home Loan Bank advances             0       600        0        0         0         0         0            0          600
  Long-term debt
    Subordinated debentures and notes         0         0        0        0         0         0         0            0            0
    Other                                     0         0        0        0         0         0         0            0            0
  Other liabilities                       1,622       513      111      328       443     2,166      (248)         214        5,149
                                        --------  --------  -------  -------  --------  --------  --------  -----------  -----------
        Total liabilities               155,543    84,179   18,955   45,810    32,652   154,275   (34,780)         214      456,848
                                        --------  --------  -------  -------  --------  --------  --------  -----------  -----------
  Shareholders' equity
    Preferred stock                           0         0        0        0         0         0         0            0            0
    Common stock                          1,300       540      105       54       990       634         0       10,665       14,288
    Additional paid-in capital            4,240     4,428    3,373    1,307     1,980     4,689         0      (19,111)         906
    Retained earnings                     8,113     4,049   (1,927)   2,662     3,257    14,209         0       (2,472)      27,891
                                        --------  --------  -------  -------  --------  --------  --------  -----------  -----------
        Total shareholders' equity       13,653     9,017    1,551    4,023     6,227    19,532         0      (10,918)      43,085
                                        --------  --------  -------  -------  --------  --------  --------  -----------  -----------
        Total liabilities and
              shareholders' equity     $169,196  $ 93,196  $20,506  $49,833  $ 38,879  $173,807  $(34,780) $   (10,704) $   499,933
                                        ========  ========  =======  =======  ========  ========  ========  ===========  ===========


* - Not available; combined with another caption.

See the accompanying notes to the unaudited pro forma consolidated financial statements.

          UNION PLANTERS CORPORATION AND SUBSIDIARIES
          UNAUDITED CONSOLIDATED PRO FORMA STATEMENT OF EARNINGS
          NINE MONTHS ENDED SEPTEMBER 30,1993
          (Dollars in thousands)

                                                                           |----------- ACQUISITIONS -----------|
                                                                 UNION     CONSUMMATED  CONSUMMATED                PRO FORMA
                                                               PLANTERS     PURCHASES    POOLINGS     PROBABLE       TOTAL
                                                              -----------  -----------  -----------  -----------  -----------
 Interest income
   Interest and fees on loans                               $    178,967  $     3,953  $    10,319  $    20,855  $   214,094
   Investment securities
     Taxable                                                      88,773          800        3,242        6,964       99,780
     Tax-exempt                                                   17,396          225          585           92       18,298
   Deposits at financial institutions                              1,223          (91)          81          179        1,392
   Federal funds sold and securities
     purchased under agreements to resell                          2,866           71          219          323        3,479
   Trading account securities                                      4,837            0            0            0        4,837
   Loans held for resale                                           2,588            0            0            0        2,588
                                                              -----------  -----------  -----------  -----------  -----------
       Total interest income                                     296,650        4,958       14,446       28,413      344,467
                                                              -----------  -----------  -----------  -----------  -----------
 Interest expense
   Deposits                                                      110,090        2,308        6,145       13,377      131,920
   Short-term borrowings                                           4,699            0           19           29        4,747
   Long-term debt                                                  7,859            0          339            0        8,198
                                                              -----------  -----------  -----------  -----------  -----------
       Total interest expense                                    122,648        2,308        6,503       13,406      144,865
                                                              -----------  -----------  -----------  -----------  -----------
       Net interest income                                       174,002        2,650        7,943       15,007      199,602
 Provision for losses on loans                                     8,944        3,040          533          751       13,268
                                                              -----------  -----------  -----------  -----------  -----------
       Net interest income after provision
         for losses on loans                                     165,058         (390)       7,410       14,256      186,334
                                                              -----------  -----------  -----------  -----------  -----------
 Noninterest income
   Service charges on deposit accounts                            20,965          305        1,175        1,411       23,856
   Profits and commissions from trading activities                 6,728            0            0            0        6,728
   Securities gains (losses)                                       3,874          (69)          71          576        4,452
   Other income                                                   32,176          143          271        1,240       33,830
                                                              -----------  -----------  -----------  -----------  -----------
       Total noninterest income                                   63,743          379        1,517        3,227       68,866
                                                              -----------  -----------  -----------  -----------  -----------
 Noninterest expense
   Salaries and employee benefits                                 73,303          670        3,204        5,541       82,718
   Net occupancy expense                                          11,714           24          960        1,066       13,764
   Equipment expense                                              11,721          122            *          439       12,282
   Other expense                                                  70,699        1,638        2,416        4,883       79,636
                                                              -----------  -----------  -----------  -----------  -----------
       Total noninterest expense                                 167,437        2,454        6,580       11,929      188,400
                                                              -----------  -----------  -----------  -----------  -----------
       Earnings before income taxes and
         extraordinary items                                      61,364       (2,465)       2,347        5,554       66,800
 Applicable income taxes                                          17,009          125          656        1,999       19,789
                                                              -----------  -----------  -----------  -----------  -----------
       Earnings before extraordinary items                  $     44,355  $    (2,590) $     1,691  $     3,555  $    47,011
                                                              ===========  ===========  ===========  ===========  ===========
 Earnings per common share
   Primary                                                  $       1.99                                         $      1.71
   Fully diluted                                                    1.85                                                1.63
 Weighted average shares outstanding
   (in thousands)
     Primary                                                      19,118                                              23,542
     Fully diluted                                                23,264                                              27,970

* Not available.  Combined with other caption.

See the accompanying notes to the unaudited pro forma consolidated financial statements.

          UNION PLANTERS CORPORATION AND SUBSIDIARIES
          CONSUMMATED ACQUISITIONS COMBINED STATEMENTS OF EARNINGS NINE MONTHS ENDED SEPTEMBER 30, 1993
          (Dollars in thousands)


                                            |---------------------CONSUMMATED PURCHASES---------------|
                                                                                                                        TOTAL
                                                FIRST     FIRST       FARMERS                            PRO FORMA   CONSUMMATED
                                               FEDERAL    STATE        UNION       FCB        ERIN      ADJUSTMENTS   PURCHASES
                                            -----------  --------  -----------  ---------  -----------  -----------  -----------
Interest income
  Interest and fees on loans              $      1,813  $    223  $       973  $     330  $       614  $         0  $     3,953
  Investment securities
    Taxable                                        173       115          264         30          381         (163)         800
    Tax-exempt                                       0        20           27          3          175            0          225
  Deposits at financial institutions                 0         0            0         (2)           3          (92)         (91)
  Federal funds sold and securities
    purchased under agreements to resell             0        15           21          2           33            0           71
  Trading account securities                         0         0            0          0            0            0            0
  Loans held for resale                              0         0            0          0            0            0            0
                                            -----------  --------  -----------  ---------  -----------  -----------  -----------
      Total interest income                      1,986       373        1,285        363        1,206         (255)       4,958
                                            -----------  --------  -----------  ---------  -----------  -----------  -----------
Interest expense
  Deposits                                       1,051       159          616        153          455         (126)       2,308
  Short-term borrowings                              0         0            0          0            0            0            0
  Long-term debt                                     0         0            0          0            0            0            0
                                            -----------  --------  -----------  ---------  -----------  -----------  -----------
      Total interest expense                     1,051       159          616        153          455         (126)       2,308
                                            -----------  --------  -----------  ---------  -----------  -----------  -----------
      Net interest income                          935       214          669        210          751         (129)       2,650
Provision for losses on loans                    2,650        35          334          0           21            0        3,040
                                            -----------  --------  -----------  ---------  -----------  -----------  -----------
      Net interest income after provision
        for losses on loans                     (1,715)      179          335        210          730         (129)        (390)
                                            -----------  --------  -----------  ---------  -----------  -----------  -----------
Noninterest income
  Service charges on deposit accounts              150        13           60         34           48            0          305
  Broker/dealer profits and commissions              0         0            0          0            0            0            0
  Securities gains (losses)                        134        17         (210)         0          (10)           0          (69)
  Other income                                      68        26           30          3           16            0          143
                                            -----------  --------  -----------  ---------  -----------  -----------  -----------
      Total noninterest income                     352        56         (120)        37           54            0          379
                                            -----------  --------  -----------  ---------  -----------  -----------  -----------
Noninterest expense
  Salaries and employee benefits                     *        55          268        171          176            0          670
  Net occupancy expense                              *        13           40          9           22          (60)          24
  Equipment expense                                  *        14           91         17            *            0          122
  Other expense                                    806        71          147        288          218          108        1,638
                                            -----------  --------  -----------  ---------  -----------  -----------  -----------
      Total noninterest expense                    806       153          546        485          416           48        2,454
                                            -----------  --------  -----------  ---------  -----------  -----------  -----------
      Earnings before income taxes and
        extraordinary items                     (2,169)       82         (331)      (238)         368         (177)      (2,465)
Applicable income taxes (credit)                   160        24         (143)         0          109          (25)         125
                                            -----------  --------  -----------  ---------  -----------  -----------  -----------
      Earnings before extraordinary items $     (2,329) $     58  $      (188) $    (238) $       259  $      (152) $    (2,590)
                                            ===========  ========  ===========  =========  ===========  ===========  ===========

* Not available. Combined with other captions.

See the accompanying notes to the unaudited pro forma consolidated financial statements.

          UNION PLANTERS CORPORATION AND SUBSIDIARIES
          CONSUMMATED ACQUISITIONS COMBINED STATEMENTS OF EARNINGS NINE MONTHS ENDED SEPTEMBER 30, 1993
          (Dollars in thousands)

                                                                                           TOTAL
                                                                                        CONSUMMATED
                                                                  FFS          MSB       POOLINGS
                                                              -----------  -----------  -----------
Interest income
  Interest and fees on loans                                $      3,028  $     7,291  $    10,319
  Investment securities
    Taxable                                                          996        2,246        3,242
    Tax-exempt                                                       225          360          585
  Deposits at financial institutions                                  80            1           81
  Federal funds sold and securities
    purchased under agreements to resell                              86          133          219
  Trading account securities                                           0            0            0
  Loans held for resale                                                0            0            0
                                                              -----------  -----------  -----------
      Total interest income                                        4,415       10,031       14,446
                                                              -----------  -----------  -----------
Interest expense
  Deposits                                                         1,705        4,440        6,145
  Short-term borrowings                                                0           19           19
  Long-term debt                                                     152          187          339
                                                              -----------  -----------  -----------
      Total interest expense                                       1,857        4,646        6,503
                                                              -----------  -----------  -----------
      Net interest income                                          2,558        5,385        7,943
Provision for losses on loans                                         35          498          533
                                                              -----------  -----------  -----------
      Net interest income after provision
        for losses on loans                                        2,523        4,887        7,410
                                                              -----------  -----------  -----------
Noninterest income
  Service charges on deposit accounts                                219          956        1,175
  Broker/dealer profits and commissions                                0            0            0
  Securities gains (losses)                                           65            6           71
  Other income                                                        66          205          271
                                                              -----------  -----------  -----------
      Total noninterest income                                       350        1,167        1,517
                                                              -----------  -----------  -----------
Noninterest expense
  Salaries and employee benefits                                   1,047        2,157        3,204
  Net occupancy expense                                              289          671          960
  Equipment expense                                                    *            *            *
  Other expense                                                      434        1,982        2,416
                                                              -----------  -----------  -----------
      Total noninterest expense                                    1,770        4,810        6,580
                                                              -----------  -----------  -----------
      Earnings before income taxes and
        extraordinary items                                        1,103        1,244        2,347
Applicable income taxes (credit)                                     359          297          656
                                                              -----------  -----------  -----------
      Earnings before extraordinary items                   $        744  $       947  $     1,691
                                                              ===========  ===========  ===========

          * Not available.  Combined with other caption.

See the accompanying notes to the unaudited pro forma consolidated financial statements.

          UNION PLANTERS CORPORATION
          PROBABLE ACQUISITIONS COMBINED STATEMENTS OF EARNINGS
          NINE MONTHS ENDED SEPTEMBER 30, 1993
          (Dollars in thousands)


                                                                                                               PRO FORMA
                                                FNBS        TBI        ACB        CBI        EBI        LBI    ADJUSTMENTS  TOTAL
                                             ---------  ---------  ---------  ---------  ---------  ---------  ---------  --------
 Interest income
   Interest and fees on loans              $    4,747  $   3,530  $   1,178  $   1,994  $   1,592  $   7,814  $       0  $ 20,855
   Investment securities:
     Taxable                                    3,967      1,315         43        471        321      1,147       (300)    6,964
     Tax-exempt                                    29          0          0         17         46          *          0        92
   Deposits at financial institutions              85         20          0          2         29        381       (338)      179
   Federal funds sold and securities
     purchased under agreements to resell          91          0         41         50        141          0          0       323
   Trading account securities                       0          0          0          0          0          0          0         0
   Loans held for resale                            0          0          0          0          0          0          0         0
                                             ---------  ---------  ---------  ---------  ---------  ---------  ---------  --------
       Total interest income                    8,919      4,865      1,262      2,534      2,129      9,342       (638)   28,413
                                             ---------  ---------  ---------  ---------  ---------  ---------  ---------  --------
 Interest expense
   Deposits                                     3,996      2,556        528      1,045        684      4,568          0    13,377
   Short-term borrowings                            0         10          0          0          0         19          0        29
   Long-term debt                                   0          0          0          0          0          0          0         0
                                             ---------  ---------  ---------  ---------  ---------  ---------  ---------  --------
       Total interest expense                   3,996      2,566        528      1,045        684      4,587          0    13,406
                                             ---------  ---------  ---------  ---------  ---------  ---------  ---------  --------
       Net interest income                      4,923      2,299        734      1,489      1,445      4,755       (638)   15,007
 Provision for losses on loans                      0         57          9         50          0        135        500       751
                                             ---------  ---------  ---------  ---------  ---------  ---------  ---------  --------
       Net interest income after provision
         for losses on loans                    4,923      2,242        725      1,439      1,445      4,620     (1,138)   14,256
                                             ---------  ---------  ---------  ---------  ---------  ---------  ---------  --------
 Noninterest income
   Service charges on deposit accounts            488         94        115        217        217        280          0     1,411
   Broker/dealer profits and commissions            0          0          0          0          0          0          0         0
   Securities gains (losses)                      256        308          0          4          8          0          0       576
   Other income                                   133         26         50         61         18        975        (23)    1,240
                                             ---------  ---------  ---------  ---------  ---------  ---------  ---------  --------
       Total noninterest income                   877        428        165        282        243      1,255        (23)    3,227
                                             ---------  ---------  ---------  ---------  ---------  ---------  ---------  --------
 Noninterest expense
   Salaries and employee benefits               2,038        727        237        415        665      1,459          0     5,541
   Net occupancy expense                          298        152        107        102        124        289         (6)    1,066
   Equipment expense                              171        171          0         97          *          *          0       439
   Other expense                                1,402        854        263        353        342      1,435        234     4,883
                                             ---------  ---------  ---------  ---------  ---------  ---------  ---------  --------
       Total noninterest expense                3,909      1,904        607        967      1,131      3,183        228    11,929
                                             ---------  ---------  ---------  ---------  ---------  ---------  ---------  --------
       Earnings before income taxes and
         extraordinary items                    1,891        766        283        754        557      2,692     (1,389)    5,554
 Applicable income taxes (credit)                 710        293         89        208        238        985       (524)    1,999
                                             ---------  ---------  ---------  ---------  ---------  ---------  ---------  --------
       Earnings before extraordinary items $    1,181  $     473  $     194  $     546  $     319  $   1,707  $    (865) $  3,555
                                             =========  =========  =========  =========  =========  =========  =========  ========


* Not available.  Combined with other caption.

See the accompanying notes to the unaudited pro forma consolidated financial statements.

          UNION PLANTERS CORPORATION AND SUBSIDIARIES
          UNAUDITED CONSOLIDATED PRO FORMA STATEMENT OF EARNINGS
          YEAR ENDED DECEMBER 31, 1992
          (Dollars in thousands)

                                                        |----------- ACQUISITIONS -----------|
                                               UNION     CONSUMMATED  CONSUMMATED                PRO FORMA
                                             PLANTERS     PURCHASES    POOLINGS     PROBABLE       TOTAL
                                            -----------  -----------  -----------  -----------  -----------
Interest income
  Interest and fees on loans                $   199,881  $    59,256  $    30,503  $    31,366  $   321,006
  Investment securities
    Taxable                                     106,139       23,600       10,146        9,789      149,674
    Tax-exempt                                   16,148          783        1,192          143       18,266
  Deposits at financial institutions              3,999         (484)         836         (399)       3,952
  Federal funds sold and securities
    purchased under agreements to resell          4,280        1,021          853          953        7,107
  Trading account securities                      6,648            0            0            0        6,648
  Loans held for resale                           3,457            0            0            0        3,457
                                             -----------  -----------  -----------  -----------  -----------
      Total interest income                     340,552       84,176       43,530       41,852      510,110
                                             -----------  -----------  -----------  -----------  -----------
Interest expense
  Deposits                                      137,605       43,633       19,078       21,586      221,902
  Short-term borrowings                           6,942            0           17            5        6,964
  Long-term debt                                  4,868        1,401          668           41        6,978
                                             -----------  -----------  -----------  -----------  -----------
      Total interest expense                    149,415       45,034       19,763       21,632      235,844
                                             -----------  -----------  -----------  -----------  -----------
      Net interest income                       191,137       39,142       23,767       20,220      274,266
Provision for losses on loans                    18,557       17,085        4,043          910       40,595
                                             -----------  -----------  -----------  -----------  -----------
      Net interest income after provision
        for losses on loans                     172,580       22,057       19,724       19,310      233,671
                                             -----------  -----------  -----------  -----------  -----------
Noninterest income
  Service charges on deposit accounts            20,843        3,241        1,809        1,794       27,687
  Profits and commissions from
    trading activities                           10,168            0            0            0       10,168
  Securities gains (losses)                      13,246        1,773          117          448       15,584
  Other income                                   39,016        8,659        2,607        1,588       51,870
                                             -----------  -----------  -----------  -----------  -----------
      Total noninterest income                   83,273       13,673        4,533        3,830      105,309
                                             -----------  -----------  -----------  -----------  -----------
Noninterest expense
  Salaries and employee benefits                 74,772       18,804        9,697        7,165      110,438
  Net occupancy expense                          13,136        3,635        1,675        1,435       19,881
  Equipment expense                              12,225        3,140          391          424       16,180
  Other expense                                  99,085       18,946        7,559        6,089      131,679
                                             -----------  -----------  -----------  -----------  -----------
      Total noninterest expense                 199,218       44,525       19,322       15,113      278,178
                                             -----------  -----------  -----------  -----------  -----------
      Earnings before income taxes and
        extraordinary items                      56,635       (8,795)       4,935        8,027       60,802
Applicable income taxes (credit)                 15,196           86        1,317        2,718       19,317
                                             -----------  -----------  -----------  -----------  -----------
      Earnings before extraordinary items   $    41,439  $    (8,881) $     3,618  $     5,309  $    41,485
                                             ===========   ==========  ===========  ===========  ===========
Earnings per common share
  Primary                                   $      2.10                                         $      1.44
  Fully diluted                                    2.02                                                1.44 **
Weighted average shares outstanding
  (in thousands)
    Primary                                      16,765                                              23,143
    Fully diluted                                19,609                                              27,250

         * Not available.  Combined with other caption.          ** Antidilutive

See the accompanying notes to the unaudited pro forma consolidated financial statements.

          UNION PLANTERS CORPORATION AND SUBSIDIARIES
          CONSUMMATED ACQUISITIONS COMBINED STATEMENT OF EARNINGS
          YEAR ENDED DECEMBER 31, 1992
          (Dollars in thousands)




                                                          1992         1993      CONSUMMATED
                                                        PURCHASES    PURCHASES    PURCHASES
                                                       -----------  -----------  -----------
Interest income
  Interest and fees on loans                          $    17,193  $    42,063  $    59,256
  Investment securities
    Taxable                                                 7,113       16,487       23,600
    Tax-exempt                                                187          596          783
  Deposits at financial institutions                         (857)         373         (484)
  Federal funds sold and securities
    purchased under agreements to resell                      486          535        1,021
  Trading account securities                                    0            0            0
  Loans held for resale                                         0            0            0
                                                       -----------  -----------  -----------
      Total interest income                                24,122       60,054       84,176
                                                       -----------  -----------  -----------
Interest expense
  Deposits                                                 13,122       30,511       43,633
  Short-term borrowings                                         0            0            0
  Long-term debt                                            1,149          252        1,401
                                                       -----------  -----------  -----------
      Total interest expense                               14,271       30,763       45,034
                                                       -----------  -----------  -----------
      Net interest income                                   9,851       29,291       39,142
Provision for losses on loans                              13,329        3,756       17,085
                                                       -----------  -----------  -----------
      Net interest income after provision
        for losses on loans                                (3,478)      25,535       22,057
                                                       -----------  -----------  -----------
Noninterest income
  Service charges on deposit accounts                         779        2,462        3,241
  Profits and commissions from
    trading activities                                          0            0            0
  Securities gains (losses)                                   742        1,031        1,773
  Other income                                              1,391        7,268        8,659
                                                       -----------  -----------  -----------
      Total noninterest income                              2,912       10,761       13,673
                                                       -----------  -----------  -----------
Noninterest expense
  Salaries and employee benefits                            5,972       12,832       18,804
  Net occupancy expense                                       272        3,363        3,635
  Equipment expense                                           863        2,277        3,140
  Other expense                                             8,346       10,600       18,946
                                                       -----------  -----------  -----------
      Total noninterest expense                            15,453       29,072       44,525
                                                       -----------  -----------  -----------
      Earnings before income taxes and
        extraordinary items                               (16,019)       7,224       (8,795)
Applicable income taxes (credit)                           (2,007)       2,093           86
                                                       -----------  -----------  -----------
      Earnings before extraordinary items             $   (14,012) $     5,131  $    (8,881)
                                                       ===========  ===========  ============


* Not available.  Combined with other caption.

See the accompanying notes to the unaudited pro forma consolidated financial statements.

          UNION PLANTERS CORPORATION AND SUBSIDIARIES
          CONSUMMATED ACQUISITIONS COMBINED STATEMENT OF EARNINGS
          YEAR ENDED DECEMBER 31, 1992
          (Dollars in thousands)


                                                       |----------------------- 1992 PURCHASES ----------------------|

                                                                                               PRO FORMA
                                                           SBI       FIDELITY        BOC      ADJUSTMENTS     TOTAL
                                                       -----------  -----------  -----------  -----------  -----------
Interest income
  Interest and fees on loans                          $     2,281  $    12,116  $     2,817  $       (21) $    17,193
  Investment securities
    Taxable                                                   794        4,024        2,775         (480)       7,113
    Tax-exempt                                                187            0            0            0          187
  Deposits at financial institutions                           18           84            0         (959)        (857)
  Federal funds sold and securities
    purchased under agreements to resell                       83          270          133            0          486
  Trading account securities                                    0            0            0            0            0
  Loans held for resale                                         0            0            0            0            0
                                                       -----------  -----------  -----------  -----------  -----------
      Total interest income                                 3,363       16,494        5,725       (1,460)      24,122
                                                       -----------  -----------  -----------  -----------  -----------
Interest expense
  Deposits                                                  1,509        9,473        2,595         (455)      13,122
  Short-term borrowings                                         0            *            0            0            0
  Long-term debt                                               72        1,077            0            0        1,149
                                                       -----------  -----------  -----------  -----------  -----------
      Total interest expense                                1,581       10,550        2,595         (455)      14,271
                                                       -----------  -----------  -----------  -----------  -----------
      Net interest income                                   1,782        5,944        3,130       (1,005)       9,851
Provision for losses on loans                                 279       12,750          300            0       13,329
                                                       -----------  -----------  -----------  -----------  -----------
      Net interest income after provision
        for losses on loans                                 1,503       (6,806)       2,830       (1,005)      (3,478)
                                                       -----------  -----------  -----------  -----------  -----------
Noninterest income
  Service charges on deposit accounts                         244          216          319            0          779
  Profits and commissions from
    trading activities                                          0            0            0            0            0
  Securities gains (losses)                                   184          558            0            0          742
  Other income                                                 (3)       1,124          270            0        1,391
                                                       -----------  -----------  -----------  -----------  -----------
      Total noninterest income                                425        1,898          589            0        2,912
                                                       -----------  -----------  -----------  -----------  -----------
Noninterest expense
  Salaries and employee benefits                              630        4,073        1,269            0        5,972
  Net occupancy expense                                         *          414          131         (273)         272
  Equipment expense                                           169          559          135            0          863
  Other expense                                               524        6,727        1,072           23        8,346
                                                       -----------  -----------  -----------  -----------  -----------
      Total noninterest expense                             1,323       11,773        2,607         (250)      15,453
                                                       -----------  -----------  -----------  -----------  -----------
      Earnings before income taxes and
        extraordinary items                                   605      (16,681)         812         (755)     (16,019)
Applicable income taxes (credit)                              150       (1,958)         313         (512)      (2,007)
                                                       -----------  -----------  -----------  -----------  -----------
      Earnings before extraordinary items             $       455  $   (14,723) $       499  $      (243) $   (14,012)
                                                       ===========  ===========  ==========   ===========  ===========


* Not available.  Combined with other caption.

See the accompanying notes to the unaudited pro forma consolidated financial statements.

          UNION PLANTERS CORPORATION AND SUBSIDIARIES
          CONSUMMATED ACQUISITIONS COMBINED STATEMENT OF EARNINGS
          YEAR ENDED DECEMBER 31, 1992
          (Dollars in thousands)


                                        |--------------------------------- 1993 PURCHASES------------------------------|
                                        SECURITY
                                         TRUST/            FIRST     FIRST   FARMERS
                                        SAVETRUST  BOET    FEDERAL   STATE    UNION    FCB    ERIN   ADJUSTMENTS  TOTAL
                                        --------- -------  -------  -------  -------- ------  -----  -----------  -----
Interest income
  Interest and fees on loans             $ 11,139 $ 12,166 $11,100  $ 1,497  $ 4,129  $ 1,892 $ 1,492 $ (1,352)  $ 42,063
  Investment securities
    Taxable                                 7,908    4,098   2,403      853    1,046      299   1,105   (1,225)    16,487
    Tax-exempt                                  0        0       0       53       96       23     424        0        596
  Deposits at financial institutions          339       82     274        0        5        1       8     (336)       373
  Federal funds sold and securities
    purchased under agreements to resell      121      185       0       50       71       47      61        0        535
  Trading account securities                    0        0       0        0        0        0       0        0          0
  Loans held for resale                         0        0       0        0        0        0       0        0          0
                                         --------  -------  ------  -------  -------   ------  ------   ------  ---------
      Total interest income                19,507   16,531  13,777    2,453    5,347    2,262   3,090   (2,913)    60,054
                                         --------  -------- ------  -------  -------  -------  ------   ------  ---------
Interest expense
  Deposits                                 12,443    6,373   8,465    1,151    2,586    1,181   1,235   (2,923)    30,511
  Short-term borrowings                         0        0       0        0        0        0       0        0          0
  Long-term debt                                0       12     136        6       95        3       0        0        252
                                         --------  -------  ------   -------  -------  ------  ------   ------  ---------
      Total interest expense               12,443    6,385   8,601    1,157    2,681    1,184   1,235   (2,923)    30,763
                                         --------  -------  ------  -------  -------  -------  ------   ------  ---------
      Net interest income                   7,064   10,146   5,176    1,296    2,666    1,078   1,855       10     29,291
Provision for losses on loans                 584    2,105      55      106      296      538      72        0      3,756
                                         --------  -------  ------  -------  -------  ------- -------   ------  ---------
      Net interest income after provision
        for losses on loans                 6,480    8,041   5,121    1,190    2,370      540   1,783       10     25,535
                                         --------  -------  ------  -------  -------  -------  ------   ------  ---------
Noninterest income
  Service charges on deposit accounts           0    1,658     233       99      221      143     108        0      2,462
  Profits and commissions from
    trading activities                          0        0       0        0        0        0       0        0          0
  Securities gains (losses)                   515      465       0       21        5        0      25        0      1,031
  Other income                              2,078    3,899     937       40      133      137      44        0      7,268
                                         -------- --------  ------  -------  -------  ------- -------   ------  ---------
      Total noninterest income              2,593    6,022   1,170      160      359      280     177        0     10,761
                                         -------- --------  ------  -------  -------  ------- -------   ------  ---------
Noninterest expense
  Salaries and employee benefits            2,893    5,680   1,740      319      898      707     595        0     12,832
  Net occupancy expense                     1,447    1,377     565        *        *        0       *      (26)     3,363
  Equipment expense                             *    1,591       *      142      337      114      93        0      2,277
  Other expense                             2,203    3,843   1,641      322      751      722     361      757     10,600
                                         -------- --------  ------  -------  -------  ------- -------   ------  ---------
      Total noninterest expense             6,543   12,491   3,946      783    1,986    1,543   1,049      731     29,072
                                         -------- --------  ------  -------  -------  ------- -------   ------  ---------
      Earnings before income taxes and
        extraordinary items                 2,530    1,572   2,345      567      743     (723)    911     (721)     7,224
Applicable income taxes (credit)              205      450     728      203      237        0     253       17      2,093
                                         -------- --------  ------  -------   ------  ------- -------   ------  ---------
      Earnings before extraordinary items $ 2,325 $  1,122  $1,617   $  364   $  506  $  (723)    658     (738) $   5,131
                                         ======== ========  ======   ======   ======  ======= =======   ======  =========




 * Not available.  Combined with other caption.

 See the accompanying notes to the unaudited pro forma consolidated financial statements.

          UNION PLANTERS CORPORATION AND SUBSIDIARIES
          CONSUMMATED ACQUISITIONS COMBINED STATEMENT OF EARNINGS
          YEAR ENDED DECEMBER 31, 1992
          (Dollars in thousands)


                                            |------------------------ 1993 POOLINGS ----------------------|


                                                GBI          HHC          CSB          FFS          MSB         TOTAL
                                            -----------  -----------  -----------  -----------  -----------  -----------
Interest income
  Interest and fees on loans                $    10,412  $     1,746  $     5,567  $     4,284  $     8,494  $    30,503
  Investment securities
    Taxable                                       3,196          763        1,583        1,425        3,179       10,146
    Tax-exempt                                       43           41          368          284          456        1,192
  Deposits at financial institutions                 64            0          661          106            5          836
  Federal funds sold and securities
    purchased under agreements to resell            174           91          176          123          289          853
  Trading account securities                          0            0            0            0            0            0
  Loans held for resale                               0            0            0            0            0            0
                                             -----------  -----------  -----------  -----------  -----------  -----------
      Total interest income                      13,889        2,641        8,355        6,222       12,423       43,530
                                             -----------  -----------  -----------  -----------  -----------  -----------
Interest expense
  Deposits                                        5,601        1,212        3,435        2,639        6,191       19,078
  Short-term borrowings                               0            0            0            0           17           17
  Long-term debt                                    336            0           26           92          214          668
                                             -----------  -----------  -----------  -----------  -----------  -----------
      Total interest expense                      5,937        1,212        3,461        2,731        6,422       19,763
                                             -----------  -----------  -----------  -----------  -----------  -----------
      Net interest income                         7,952        1,429        4,894        3,491        6,001       23,767
Provision for losses on loans                     2,930            0            0          497          616        4,043
                                             -----------  -----------  -----------  -----------  -----------  -----------
      Net interest income after provision
        for losses on loans                       5,022        1,429        4,894        2,994        5,385       19,724
                                             -----------  -----------  -----------  -----------  -----------  -----------
Noninterest income
  Service charges on deposit accounts             1,031          172          298          308            *        1,809
  Profits and commissions from
    trading activities                                0            0            0            0            0            0
  Securities gains (losses)                          16            0            3           46           52          117
  Other income                                      269           24          564          250        1,500        2,607
                                             -----------  -----------  -----------  -----------  -----------  -----------
      Total noninterest income                    1,316          196          865          604        1,552        4,533
                                             -----------  -----------  -----------  -----------  -----------  -----------
Noninterest expense
  Salaries and employee benefits                  3,468          658        1,465        1,485        2,621        9,697
  Net occupancy expense                             484           35           81          311          764        1,675
  Equipment expense                                 333           58            *            *            *          391
  Other expense                                   2,461          233        1,625          983        2,257        7,559
                                             -----------  -----------  -----------  -----------  -----------  -----------
      Total noninterest expense                   6,746          984        3,171        2,779        5,642       19,322
                                             -----------  -----------  -----------  -----------  -----------  -----------
      Earnings before income taxes and
        extraordinary items                        (408)         641        2,588          819        1,295        4,935
Applicable income taxes (credit)                   (152)         196          880          239          154        1,317
                                             -----------  -----------  -----------  -----------  -----------  -----------
      Earnings before extraordinary items   $      (256) $       445  $     1,708  $       580  $     1,141  $     3,618
                                             ===========  ===========  ===========  ===========  ===========  ===========


* Not available.  Combined with other caption.

See the accompanying notes to the unaudited pro forma consolidated financial statements.

          UNION PLANTERS CORPORATION
          PROBABLE ACQUISITIONS COMBINED STATEMENT OF EARNINGS
          YEAR ENDED DECEMBER 31, 1992
          (Dollars in thousands)




                                               FNBS     TBI       LBI       EBI      CBI       ACB    ADJUSTMENTS    TOTAL
                                              -----    ------   -------   -------   ------    ----    -----------    -----
Interest income
  Interest and fees on loans                  $ 7,651  $ 5,768  $ 11,391  $ 2,438  $ 2,701  $ 1,417      $   0       $ 31,366
  Investment securities:
    Taxable                                     4,750    1,975     2,152      389      784      160       (421)         9,789
    Tax-exempt                                     48        0         *       95        *        *          0            143
  Deposits at financial institutions                0       43        37       53      109        0       (641)          (399)
  Federal funds sold and securities
    purchased under agreements to resell          377        0       377      144       32       23          0            953
  Trading account securities                        0        0         0        0        0        0          0              0
  Loans held for resale                             0        0         0        0        0        0          0              0
                                               ------  -------  --------  -------  -------   ------     ------        -------
      Total interest income                    12,826    7,786    13,957    3,119    3,626    1,60      (1,062)        41,852
                                               ------  -------  --------  -------  -------   -----      ------        -------
Interest expense
  Deposits                                      6,378    4,378     7,394    1,035    1,661      740          0         21,586
  Short-term borrowings                             0        3         0        0        2        0          0              5
  Long-term debt                                    7        0        34        0        0        0          0             41
                                               ------  -------  --------  -------  -------   ------   --------       --------
      Total interest expense                    6,385    4,381     7,428    1,035    1,663      740          0         21,632
                                              -------  -------  --------  -------  -------   ------   --------       --------
      Net interest income                       6,441    3,405     6,529    2,084    1,963      860     (1,062)        20,220
Provision for losses on loans                     382       84       174        0       77      193          0            910
                                              -------  -------  --------  -------  -------    -----     ------       --------
      Net interest income after provision
        for losses on loans                     6,059    3,321     6,355    2,084    1,886      667     (1,062)        19,310
                                              -------  -------  --------  -------  -------    -----     ------        -------
Noninterest income
  Service charges on deposit accounts             730      144       322      284      176      138          0          1,794
  Profits and commissions from
    trading activities                              0        0         0        0        0        0          0              0
  Securities gains (losses)                       364       85        (9)     (99)      76       31          0            448
  Other income                                    276       99       836       28      194      170        (15)         1,588
                                              -------  -------   -------  -------  -------    -----     ------        -------
      Total noninterest income                  1,370      328     1,149      213      446      339        (15)         3,830
                                              -------  -------   -------  -------  -------    -----     ------        -------
Noninterest expense
  Salaries and employee benefits                2,786      839     1,884      758      606      292          0          7,165
  Net occupancy expense                           379      229       389      173      127      146         (8)         1,435
  Equipment expense                               231      193         *        *        *        *          0            424
  Other expense                                 1,740    1,096     1,878      388      413      264        310          6,089
                                              -------  -------   -------  -------  -------    -----     ------        -------
      Total noninterest expense                 5,136    2,357     4,151    1,319    1,146      702        302         15,113
                                              -------  -------  --------  -------  -------    -----     ------        -------
      Earnings (loss) before income taxes and
        extraordinary items                     2,293    1,292     3,353      978    1,186      304     (1,379)         8,027
Applicable income taxes (credit)                  745      475     1,198      222      480      103       (505)         2,718
                                              -------  -------  --------  -------  -------    -----      ------       -------
      Earnings before extraordinary items   $   1,548  $   817  $  2,155  $   756  $   706      201       (874)         5,309
                                              =======  =======  ========  =======  =======    =====     =======       =======


* Not available. Combined with other caption.

See the accompanying notes to the unaudited pro forma consolidated financial statements.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1. CONSUMMATED ACQUISITIONS

        The unaudited pro forma consolidated balance sheet and statements of earnings reflect the consummated and probable acquisitions listed below. The unaudited pro forma balance sheet gives effect to these transactions at September 30, 1993, as if they had occurred on that date, and the unaudited pro forma consolidated statements of earnings reflect the impact of the transactions as if they had occurred January 1, 1992. The unaudited pro forma consolidated results shown are not necessarily indicative of future operating results, nor can there be any assurance that the transactions will be consummated. For the transactions accounted for as poolings of interests, statements of earnings for periods prior to 1992 are not presented because the transactions are not material to the consolidated results.

COMPLETED ACQUISITIONS

                           Date                                  Purchase       Resulting
    Institution          Acquired          Consideration          Price         Goodwill        Total Assets
- ---------------------    --------      ---------------------     --------      ----------       ------------
                                                                      (Dollars in millions)

Bank of East             01/01/93     Series E Preferred Stock     $25.3          $7.0              $231
Tennessee (BOET) in
Morristown, TN (a)

Security Trust Federal   01/01/93     Cash                          22.0           3.0               261
Savings and Loan
Association in
Knoxville, TN and
SaveTrust Federal
Savings Bank in
Dyersburg, TN (Security
Trust/SaveTrust)

First Federal Savings    02/26/93     Common Stock                    NM (b)         - (c)           187
Bank of Maryville,                    (Conversion/Acquisition)
TN (Maryville)

First State              03/12/93     Cash and Common Stock          3.9            .4                34
Bancshares, Inc. (FSB),
Parent Company of
First State Bank of
Fayette County in
Somerville,
TN (Somerville)

First Cumberland Bank    03/15/93     Cash                            .2             -                20
in Madison, TN

Farmers Union Bank in    04/01/93     Cash                           9.5           4.2                78
Ripley, Tennessee
(Farmers Union)

Garrett Bancshares,      05/31/93     Common Stock                  Note (d)         -               169
Inc., Parent Company
of the Bank of
Goodlettsville in
Goodlettsville,
TN (GBI)

Erin Bank & Trust        06/01/93     Series E Preferred Stock       8.3           2.1                43
Company in Erin,
TN (Erin)

Hogue Holding Company,   09/01/93     Common Stock                  Note (e)         -                39
Inc., Parent Company
for the Bank of Weiner
in Weiner, AR
(HHC)

Central State Bancorp,   09/01/93     Common Stock                  Note (f)         -               111
Inc. Parent Company for
Central State Bank in
Lexington, TN
(CSB)

First Financial Services,  10/01/93     Common Stock                Note (g)         -                86
Inc., Parent Company
for First State Bank in
Brownsville, TN
(FFS)

                           Date                                  Purchase       Resulting
    Institution          Acquired          Consideration          Price         Goodwill        Total Assets
- ---------------------    --------      ---------------------     --------      ----------       ------------
                                                                      (Dollars in millions)
Mid-South Bancorp, Inc.,   01/01/94     Common Stock                Note (h)         -               184
Parent Company of Simpson
County Bank in Franklin,
Kentucky; Adairville
Banking Company in
Adairville, Kentucky;
General Trust Company in
Nashville, Tennessee; The
Peoples Bank of Elk Valley
in Fayetteville, Tennessee;
and First Citizens Bank in
Franklin, Columbia and
Mt. Pleasant, Tennessee (MBI)

(a) The Corporation had previously acquired 17.93% of the common stock of BOET ($3.4 million), and on January 1, 1993 purchased an additional 43.93% of the common stock of BOET in exchange for 331,741 shares of the Corporation's Series E Preferred Stock ($11.1 million). Effective May 3, 1993, the Corporation acquired the remaining outstanding common stock of BOET for 317,045 shares of the Corporation's Series E Preferred Stock ($10.8 million).

(b) The Corporation acquired Maryville, a mutual savings bank, which pursuant to a conversion/acquisition converted to a federal stock charter, all of the stock of which was acquired by the Corporation in exchange for a capital contribution equalling approximately $14.1 million derived in part from the proceeds of an offering of the Corporation's Common Stock made in connection with the conversion/acquisition.

(c) The recording of the acquisition of Maryville using the purchase method of accounting resulted in negative goodwill of approximately $9.4 million, $8.1 of which was deducted from noncurrent, nonmonetary assets (premises and equipment, fair value adjustment of loans, prepaid software and mortgage servicing rights). The remaining negative goodwill of $1.3 million was recorded in other liabilities and is being amortized over 7 years.

(d) The Corporation issued 613,088 shares of its Common Stock in this transaction which was accounted for as a pooling of interests.

(e) The Corporation issued 219,274 shares of its Common Stock in this transaction which was accounted for as a pooling of interests.

(f) The Corporation issued 630,355 shares of its Common Stock in this transaction which was accounted for as a pooling of interests.

(g) The Corporation issued 447,906 shares of its Common Stock in this transaction which was accounted for as a pooling of interests.

(h) The Corporation issued 839,855 shares of its Common Stock in this transaction which was accounted for as pooling of interests.
NM - Not meaningful

PROBABLE ACQUISITIONS

     The probable acquisitions are as follows:

                                                                        Method of               Total
         Institution                        Consideration               Accounting              Assets
- ---------------------------------           -------------               ----------              ------
                                                                                             (In millions)
Tennessee Bancorp, Inc., Parent             Cash equal to               Purchase                   92
Company of Tennessee National               1.5 times net
Bank in Columbia, Tennessee (TBI)           book value at
                                            closing

First National Bancorp. of                  Common Stock -              Pooling of                164
Shelbyville Inc., Parent Company            approximately               interests
of First National Bank of                   910,000 shares
Shelbyville in Shelbyville,
Tennessee (FNB)

Clin-Ark Bankshares, Inc.,                  Common Stock -              Pooling of                 48
Parent Company of First National            approximately               interests
Bank of Clinton in Clinton,                 227,768 shares
Arkansas (CBI)

         Institution                        Consideration               Accounting              Assets
- ---------------------------------           -------------               ----------              ------
                                                                                             (In millions)
Andersen County Bank in                     Cash equal to               Purchase                   19
Clinton, Tennessee (ACB)                    1.6 times book
                                            value at closing

Liberty Bancshares, Inc.,                   Approximately               Pooling of                170
Parent Company of Liberty                   635,000 shares              Interests
Federal Savings Bank in                     of the Corporation's
Paris, Tennessee (LBI)                      Common Stock

Earle Bancshares, Inc.,                     Approximately                Pooling of                40
Parent Company of                           365,000 shares               Interests
First Southern Bank in                      of the Corporation's
Earle, Arkansas (EBI)                       Common Stock


TRANSACTIONS CONSUMMATED IN PRIOR YEARS

     The following acquisitions were consummated in 1992 and the pro forma impact of these transactions are presented in the pro forma financial statements for 1992.

                           Date                                  Purchase       Resulting
    Institution          Acquired          Consideration          Price         Goodwill        Total Assets
- ---------------------    --------      ---------------------     --------      ----------       ------------
                                                                      (Dollars in millions)
Fidelity Bancshares,     03/30/92      Cash                        $77.4          $  -              $822
Inc.

Southeastern             07/01/92      Series D Preferred            5.2           1.1                77
Bancshares, Inc.,                      Stock

Bank of Commerce         11/01/92      Cash                          9.9           2.1                89


     The Corporation through Union Planters National Bank (UPNB) on March 27, 1992 assumed approximately $585 million in insured deposits/liabilities (including accrued interest) of the former Metropolitan Federal Savings and Loan Association. The purchase and assumption transaction was facilitated through the Resolution Trust Corporation (RTC) which declared UPNB as the successful bidder. UPNB also acquired approximately $82 million in assets and received cash from the RTC totaling approximately $487 million. Pro forma results for this transaction are not presented because Metropolitan Federal was a failed financial institution.

SALES OF KENTUCKY BRANCHES OF SECURITY TRUST

     The Corporation has entered into definitive agreements to sell six Kentucky branches of Security Trust. The sales involve approximately $105 million of deposits, approximately $3 million of loans and approximately $1 million of premises and equipment. It is also expected that the transactions will result in a reduction of Security Trust's goodwill and purchased mortgage servicing rights. The sale of four of the branches has been completed (three in Paducah and one in Clinton, Kentucky).

NOTE 6. UNAUDITED PRO FORMA ADJUSTMENTS

     The following summarizes the unaudited pro forma adjustments which are necessary to reflect the transactions described previously as of September 30, 1993 for the unaudited pro forma consolidated balance sheet and as of January 1, 1992 in the unaudited pro forma consolidated statement of earnings. These adjustments for probable acquisitions are based on currently available information and could change significantly upon consummation of the transactions. Not all purchase accounting adjustments are reflected because certain information is not available; however, the amounts are not considered material.

                  UNION PLANTERS CORPORATION AND SUBSIDIARIES
                            CONSUMMATED ACQUISITIONS
           UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET ADJUSTMENTS



                                                                                   SEPTEMBER 30, 1993
                                                                                     DEBIT (CREDIT)

                                                                          --------------------------------------

                                                                                 (DOLLARS IN THOUSANDS)
        (1) COMMON STOCK
                 TO ELIMINATE COMMON STOCK                                            $  1,113
                 ISSUANCE OF COMMON STOCK                                               (6,439)
                                                                                      ---------
                   TOTAL
                                                                                                     (5,326)

        (2) ADDITIONAL PAID-IN CAPITAL
                 TO ELIMINATE ADDITIONAL PAID-IN CAPITAL                                 4,836
                 EXCESS OF FAIR VALUE OVER PAR/STATED VALUE OF STOCK ISSUED                490
                                                                                      ---------
                   TOTAL                                                                              5,326
                                                                                                    ---------
                                    TOTAL                                                                $0
                                                                                                    =========

                 UNION PLANTERS CORPORATION AND SUBSIDIARIES
                            PROBABLE ACQUISITIONS
          UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET ADJUSTMENTS





                                                                           SEPTEMBER 30, 1993
                                                                             DEBIT (CREDIT)
                                                                      ---------------------------
                                                                          (Dollars in thousands)
(1) CASH AND DUE FROM BANKS
        PURCHASE PRICE                                                        $   (16,008)

(2) INVESTMENT SECURITIES - HELD FOR INVESTMENT
        FAIR VALUE ADJUSTMENT                                                       1,021

(3) ALLOWANCE FOR LOSSES ON LOANS
        ADDITIONAL LOAN LOSS PROVISION                                               (500)

(4) PREMISES AND EQUIPMENT
        WRITE-OFF CAPITALIZED HARDWARE/SOFTWARE COSTS                                (434)

(5) GOODWILL AND OTHER INTANGIBLES
        GOODWILL AND OTHER INTANGIBLES RESULTING FROM ACQUISITIONS                  6,002

(6) OTHER ASSETS
        MISCELLANEOUS ADJUSTMENTS                                                    (785)

(7) OTHER LIABILITIES
        MISCELLANEOUS ADJUSTMENTS                                                    (214)

(8) COMMON STOCK
        TO ELIMINATE COMMON STOCK                                      $3,623
        ISSUANCE OF COMMON STOCK                                      (14,288)
                                                                      -------
          TOTAL                                                                   (10,665)

(9) ADDITIONAL PAID-IN CAPITAL
        TO ELIMINATE ADDITIONAL PAID-IN CAPITAL                        20,016
        EXCESS OF FAIR VALUE OVER PAR/STATED VALUE OF STOCK ISSUED       (905)
                                                                      -------
          TOTAL                                                                    19,111

(10)RETAINED EARNINGS
        ADDITIONAL LOAN LOSS PROVISION                                    350
        TO ELIMINATE RETAINED EARNINGS                                  2,122
                                                                      -------
          TOTAL                                                                     2,472

                                                                                  -------
                 TOTAL                                                                 $0
                                                                                  =======

                  UNION PLANTERS CORPORATION AND SUBSIDIARIES
                            CONSUMMATED ACQUISITIONS
      UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF EARNINGS ADJUSTMENTS

                                                                                                       DEBIT (CREDIT)
                                                                                            -------------------------------------
                                                                                                NINE                     TWELVE
                                                                                               MONTHS                    MONTHS
                                                                                               ENDED                      ENDED
                                                                                              9/30/93                    12/31/92
                                                                                             ---------                 ----------
                                                                                                    (DOLLARS IN THOUSANDS)
(1) INTEREST INCOME - INTEREST AND FEES ON LOANS
      AMORTIZATION OF THE WRITEUP OF LOANS TO FAIR MARKET VALUE                              $     0                     $ 1,373

(2) INTEREST INCOME - INVESTMENT SECURITIES
      NET AMORTIZATION OF THE NET WRITE-UP OF INVESTMENT SECURITIES
        TO FAIR MARKET VALUE                                                                     163                       1,705

(3) INTEREST INCOME - DEPOSITS AT OTHER FINANCIAL INSTITUTIONS
      REDUCTION OF INTEREST INCOME FROM THE LIQUIDATION OF
        SHORT-TERM INVESTMENTS TO FUND THE PURCHASE PRICE                                         92                       1,295

(4) INTEREST EXPENSE - DEPOSITS
      AMORTIZATION OF THE WRITE-UP OF DEPOSITS TO FAIR MARKET VALUE                             (126)                     (3,378)

(5) NET OCCUPANCY EXPENSE
      AMORTIZATION OF FAIR VALUE ADJUSTMENT                                    $                           $   324
      REVERSAL OF DEPRECIATION DUE TO THE ALLOCATION OF NEGATIVE GOODWILL          (60)                       (623)
                                                                               -------                     -------
         TOTAL                                                                                   (60)                       (299)

(6) OTHER EXPENSE
      GOODWILL AND OTHER INTANGIBLES AMORTIZATION                                                108                         780

(7) APPLICABLE INCOME TAXES
       TAX EFFECT OF ADJUSTMENTS, EXCLUDING THE AMORTIZATION OF
         GOODWILL, ASSUMING A 39% RATE                                                           (25)                       (495)
                                                                                             -------                     -------
                       TOTAL                                                                 $   152                     $   981
                                                                                             =======                     =======

                  UNION PLANTERS CORPORATION AND SUBSIDIARIES
                             PROBABLE ACQUISITIONS
      UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF EARNINGS ADJUSTMENTS

                                                                                       DEBIT (CREDIT)
                                                                             -------------------------------------
                                                                               NINE                       TWELVE
                                                                              MONTHS                      MONTHS
                                                                              ENDED                       ENDED
                                                                             9/30/93                     12/31/92
                                                                            ---------                   ----------
                                                                                    (DOLLARS IN THOUSANDS)
(1) INTEREST INCOME - INVESTMENT SECURITIES
       AMORTIZATION OF THE NET WRITE-UP OF INVESTMENT SECURITIES
         TO FAIR MARKET VALUE                                                  $  300                 $  421

(2) INTEREST INCOME - DEPOSITS AT OTHER FINANCIAL INSTITUTIONS
       REDUCTION OF INTEREST INCOME FROM THE LIQUIDATION OF
         SHORT-TERM INVESTMENTS TO FUND THE PURCHASE PRICE                        338                    641

(3) PROVISION FOR LOSSES ON LOANS                                                 500                      -
       ADDITIONAL PROVISION

(4) OTHER INCOME                                                                   23                     15
       ADJUST UNEARNED CREDIT LIFE INSURANCE

(5) NET OCCUPANCY
       ADJUST DEPRECIATION DUE TO THE SALE OF IDLE ASSETS                          (6)                    (8)

(6) OTHER EXPENSE
       GOODWILL AND OTHER INTANGIBLES AMORTIZATION                     $  300                 $  398
       REVERSE AMORTIZATION OF EXISTING OTHER INTANGIBLES                 (66)                   (88)
                                                                       ------                 ------
          TOTAL                                                                   234                    310

(7) APPLICABLE INCOME TAXES
       TAX EFFECT OF ABOVE ADJUSTMENTS, EXCLUDING THE AMORTIZATION OF
         GOODWILL, USING A 39% RATE                                              (524)                  (505)
                                                                               ------                 ------
              TOTAL                                                            $  865                 $  874
                                                                               ======                 ======

NOTE 7. UNAUDITED PRO FORMA CAPITAL RATIOS
     The following table summarizes the Corporation's unaudited capital ratios as of September 30, 1993 and the unaudited pro forma capital ratios assuming consummation of all the acquisitions as of September 30, 1993.

                                           As Adjusted for the
                               Actual          Acquisitions
                              --------     -------------------
Shareholders' Equity
  to Assets                     7.48%               7.59%

Leverage Ratio                  6.91%               7.07%

Tier 1 Capital to
  risk-weighted assets*        14.51%*             14.29%**

Total Capital to
  risk-weighted assets*        16.86%*             16.51%**


 *Based on 1992 guidelines

**Based on estimated risk-weighted assets of the pending acquisitions